EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, David S. Brooks, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Fittipaldi Logistics, Inc. on Form 10-QSB for the period ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Fittipaldi Logistics, Inc.

                                  FITTIPALDI LOGISTICS, INC.

                                  /s/ David S. Brooks
                                  -------------------
                                  David S. Brooks
                                  Chief Executive Officer and
                                  Principal Financial and Accounting Officer

May 15, 2007